FINANCIAL LIABILITIES (Details) - USD ($) $ in Millions	Dec. 31, 2018	Dec. 31, 2017
Current:
Foreign currency forward contracts	$ 16	$ 150
Other financial liabilities	108	87
Total current financial liabilities	124	237
Non-current:
Deferred consideration	953	916
Interest rate swaps	100	9
Inflation swaps	78	84
Other financial liabilities	25	67
Total non-current financial liabilities	$ 1,156	$ 1,076